UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 27 , 2004 (July 27, 2004)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, including area code (615) 665-6000

______________________________

Item 5.	Other Events and Regulation FD Disclosure.

On July 27, 2004, Vanguard Health Systems, Inc. announced that it commenced a cash tender offer and consent solicitation for any and all of its $300,000,000 aggregate principal amount of 9 3 / 4 % Senior Subordinated Notes due 2011 (CUSIP No. 922036AB4). A copy of the press release, dated July 27, 2004, announcing the commencement of such tender offer is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

		99.1	Press Release dated July 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	July 27, 2004	VANGUARD HEALTH SYSTEMS, INC.
(Registrant)

BY: /s/ James H. Spalding
James H. Spalding
Senior Vice President, Assistant
General Counsel and Assistant Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release dated July 27, 2004.